                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 14, 2002
                                                   ------------------



                       Salomon Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


            New York                   1-4346                 11-2418067
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         (State or other          (Commission               (IRS Employer
         jurisdiction of          File Number)              Identification No.)
         incorporation)

                 388 Greenwich Street, New York, New York 10013
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               (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits:

     Exhibit No.  Description
     -----------  -----------
         1.01     Terms Agreement, dated March 14, 2002, between the Company and
                  Salomon Smith Barney Inc., as the underwriter, relating to the offer and sale of the Company's Equity Linked Securities
                  (ELKS(SM)) based on the common stock of Motorola, Inc. due March
                  20, 2003.

         4.01     Form of Note for the Company's Equity Linked Securities
                  (ELKS(SM)) based on the common stock of Motorola, Inc. due March
                  20, 2003.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 19, 2002                                SALOMON SMITH BARNEY
                                                      HOLDINGS INC.



                                                     By:  /s/ Mark I. Kleinman
                                                     ---------------------------
                                                          Mark I. Kleinman
                                                          Treasurer